Exhibit 10.3

SECURITY AGREEMENT

This Security Agreement (this “Agreement”), dated as of June 28, 2013, is entered into between TENGION, Inc. (“Obligor”) in favor of the parties identified as secured parties on the signature pages of this Agreement (together, the “Secured Party”).

W I T N E S S E T H:

WHEREAS, Obligor has entered into a Facility Agreement, dated as of the date hereof (the “Facility Agreement”), with the Secured Party;

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, Obligor and the Secured Party agree as follows:

1. Grant of Security Interest.

(a) To secure payment and performance of the Obligations (as defined below), Obligor hereby grants to Secured Party a security interest in all property and interests in property of Obligor, whether now owned or hereafter acquired or existing, and wherever located (the “Collateral”), including, without limitation, the following:

(i) all Accounts;

(ii) all Receivables;

(iii) all Equipment;

(iv) all General Intangibles;

(v) all Inventory;

(vi) all Intellectual Property;

(vii) all Investment Property; and

(viii) all proceeds and products of the foregoing;

provided, however, that the term “Collateral” shall not include (a) any rights or property to the extent that any law or regulation applicable thereto prohibits the creation of a security interest therein; (b) any rights or property that is now or hereafter will be held by a Obligor as a lessee, licensee or debtor under purchase money secured financing; and (c) to the extent that: (i) as a result of the grant of a security interest therein, such Obligor’s rights in or with respect to such asset would be forfeited or such Obligor would be deemed to have breached or defaulted under any applicable law or regulation that governs such asset pursuant to restrictions contained in any applicable law or regulation; and (ii) any such restriction is effective and enforceable under applicable law (including, without limitation, Sections 9-406, 9-407, 9-408 or 9-409 of the Uniform Commercial Code of any relevant jurisdiction).

(b) Obligor represents and warrants to Secured Party that there is no agreement in effect on the date hereof that prohibits the creation of the security interest provided for in this Agreement and covenants not to enter into any such  agreement.

(c) Perfection of Security Interests.

(i) Obligor authorizes Secured Party (or its agent) to file at any time and from time to time such financing statements with respect to the Collateral naming Secured Party or its designee, as the secured party, and Obligor, as debtor, as Secured Party may require in order to perfect the security interest in the Collateral granted pursuant to Section 1(a) required by part 5 of Article 9 of the UCC of such jurisdictions as Secured Party may determine, together with any amendment and continuations with respect thereto, which authorization shall apply to all financing statements filed on or after the date hereof.  Obligor authorizes Secured Party to adopt on behalf of Obligor any symbol required to authenticate any electronic filing.  In no event shall Obligor at any time file, or permit or cause to be filed while any Obligations remain outstanding, any correction statement or termination statement with respect to any financing statement (or amendment or continuation with respect thereto) naming Secured Party or its designee as secured party and Obligor as debtor.

(ii) Obligor shall take any other action reasonably requested by Secured Party from time to time to cause the attachment and perfection of, and the ability of Secured Party to enforce, the security interest of Secured Party in the Collateral.

2. Covenants Relating to Collateral; Indebtedness; Dividends. Obligor covenants that:

(a) it will give Secured Party twenty (20) days’ prior written notice of any change to its name;

(b) it will give Secured Party twenty (20) days’ prior written notice of any change to its chief executive office or its mailing address; and

(c) it will give Secured Party twenty (20) days’ prior written notice of any change to its type of organization, jurisdiction of organization or other legal structure.

3. Remedies.

Upon the occurrence and during the continuance of an Event of Default, (i) Secured Party shall have the right to exercise any right and remedy provided for herein, under the UCC (as defined below) and at law or equity generally, including, without limitation, the right to foreclose the security interests granted herein and to realize upon any Collateral by any available judicial procedure and/or to take possession of and sell any or all of the Collateral with or without judicial process; and (ii) with or without having the Collateral at the time or place of sale, Secured Party may sell the Collateral, or any part thereof, at public or private sale, at any time or place, in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as Secured Party may elect.

4. Representations and  Warranties. Obligor hereby represents and warrants to Secured Party that:

(a) Obligor is a corporation duly organized and validly existing under the laws of Delaware.

(b) The exact legal name of Obligor is as set forth on the signature page of this Agreement.  Obligor has not, during the past four months, been known by or used any other composite or fictitious name or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its properties or assets out of the ordinary course of business.

(c) The chief executive office and mailing address of Obligor are located only at the address identified as such on Schedule 4(c) and its only other places of business and the only other locations of Collateral, if any, are at the addresses set forth on Schedule 4(c).

5.  Expenses of Obligor’s Duties; Secured Party’s Right to Perform on Obligor’s Behalf.

(a) Obligor’s agreements hereunder shall be performed by it at its sole cost and expense.

(b) If Obligor shall fail to do any act which it has covenanted to do hereunder, Secured Party may (but shall not be obligated to) do the same or cause it to be done, either in its name or in the name and on behalf of Obligor, and Obligor hereby irrevocably authorizes Secured Party so to act.

6. No Waivers of Rights hereunder; Rights Cumulative.

(a) No delay by Secured Party in exercising any right hereunder, or in enforcing any of the Obligations, shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude other or further exercises thereof or the exercise of any other right.  No waiver of any of the Obligations shall be enforceable against Secured Party unless in writing and signed by an officer of Secured Party, and unless it expressly refers to the provision affected; any such waiver shall be limited solely to the specific event waived.

(b) All rights granted Secured Party hereunder shall be cumulative and shall be supplementary of and in addition to those granted or available to Secured Party under any other agreement with respect to the Obligations or under applicable law and nothing herein shall be construed as limiting any such other right.

7. Termination & Release.

(a) This Agreement and the security interests granted hereby shall terminate, and any Liens arising therefrom shall be automatically released, upon the payment and satisfaction in full of the Obligations.

(b) Upon any sale or transfer by the Obligor of any Collateral that is permitted under the Facility Agreement or the Notes, or upon the effectiveness of any written consent by the Secured Parties to release of the security interest granted hereby in any Collateral, the security interest in such Collateral shall be automatically released.

(c) In connection with any termination or release pursuant to clauses (a) or (b) of this Section 7, the Secured Parties shall execute and deliver to the Obligor, at the Obligor’s expense, all documents that the Obligor shall reasonably request to evidence such termination or release and shall perform such other actions as reasonably requested by the Obligor to effect such release, including delivery of certificates, securities and instruments.

8. Applicable Law and Consent to Non-Exclusive New York Jurisdiction.

(a) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed in such State.

(b) Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such court, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(c) Each Party hereby waives any and all rights to demand a trial by jury in any action, suit or other proceeding arising out of this Agreement or the transactions contemplated by this Agreement.

(d) To the extent that the Parties may, in any suit, action or other proceeding brought in any court arising out of or in connection with this Agreement, be entitled to the benefit of any provision of law requiring any Party, as applicable, in such suit, action or other proceeding to post security for the costs of any other Party, as applicable, or to post a bond or to take similar action, the Parties hereby irrevocably waive such benefit, in each case to the fullest extent now or hereafter permitted under any applicable laws.

9. Additional Definitions.  As used herein:

(a) All terms used herein which are defined in Article 1 or Article 9 of the UCC shall have the meanings given therein unless otherwise defined in this Agreement.  All references to the plural herein shall also mean the singular and to the singular shall also mean the plural unless the context otherwise requires.  All references to Obligor and Secured Party pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns.  The words “hereof”, “herein”, “hereunder”, “this Agreement” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.  The word “including” when used in this Agreement shall mean “including, without limitation”.  The words “it” or “its” as used herein shall be deemed to refer to individuals and to business entities.  Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Facility Agreement.

“Intellectual Property” means any intellectual property, in any medium, of any kind or nature whatsoever, now or hereafter owned or acquired or received by Obligor or in which  Obligor now holds or hereafter acquires or receives any right, interest or license, and shall include, in any event, any copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, service marks and any applications therefor, whether registered or not, and the goodwill of the business of Obligor connected with and symbolized thereby, know-how, operating manuals, inventions, formulae, processes, gene sequences, cell lines, assays, biological materials, compounds, compound libraries, research, clinical and commercial compounds derived from such libraries, along with the associated active pharmaceutical ingredients and related formulations (other than Inventory), new drug applications and investigational new drug applications or other regulatory filings relating to any drugs or compounds, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing, and any licenses to use any of the foregoing.

“Obligations” means:

(1) the full and prompt payment by Obligor when due of all obligations and liabilities to Secured Party, whether now existing or hereafter arising, under the Transaction Documents and the due performance and compliance by Obligor with the terms thereof;

(2) any and all sums advanced in accordance with the terms of the Transaction Documents or applicable law by Secured Party in order to preserve the Collateral or to preserve the Secured Party’s security interest in the Collateral; and

(3) in the event of any proceeding for the collection or enforcement of any obligations or liabilities of Obligor referred to in the immediately preceding clauses (1) and (2), the reasonable expenses of re-taking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Collateral, or of any other exercise by Secured Party of its rights hereunder, together with reasonable attorneys’ fees and court costs.

“Person” or “person” shall mean any individual, sole proprietorship, partnership, corporation limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

“UCC” shall mean the Uniform Commercial Code as in effect in the State of New York and any successor statute, as in effect from time to time (except that terms used herein which are defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as Secured Party may otherwise determine); provided, however, that if, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Secured Party’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code (including the Articles thereof) as in effect at such time in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

10. Notices.  Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile or by electronic mail and shall be effective five (5) days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, or when read by electronic mail (sender shall have received a “read by recipient” confirmation) in each case addressed to a party.  The addresses for such communications shall be:

For the Obligor:

3929 Westpoint Boulevard, Suite G
Winston-Salem, NC 27103
Fax: (336) 772-2436
Email: Brian.Davis@tengion.com
Attn: A. Brian Davis

with a courtesy copy to:

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600
Fax: (617) 235-0706
Email: marc.rubenstein@ropesgray.com
Attn: Marc A. Rubenstein

For the Secured Party:

At the addresses as provided in Section 6.1 of the Facility Agreement

AND

c/o Deerfield Capital, L.P.
780 Third Avenue, 37th Floor
New York, New York 10017
Fax: (212) 599-1248
Email: jflynn@Deerfieldpartners.com
Attn: James E. Flynn

with a courtesy copy to:

Katten Muchin Rosenman LLP
575 Madison Avenue
New York, New York 10022
Fax:  (212) 894-5877
Email:   Mark.Fisher@Kattenlaw.com
             Elliot.Press@Kattenlaw.com
Attn:    Mark I. Fisher, Esq.
             Elliot Press, Esq.

11.  General.

(a) This Agreement shall be binding upon the assigns or successors of Obligor and shall inure to the benefit of and be enforceable by Secured Party and its successors, transferees and assigns.

(b) This Agreement contains the entire understanding of the Parties with respect to the matters covered thereby and supersede any and all other written and oral communications, negotiations, commitments and writings with respect thereto.  The provisions of this Agreement may be waived, modified, supplemented or amended only by an instrument in writing signed by holders of 66 2/3% in interest of the Notes, including RA Capital Healthcare Fund L.P., if it is a holder at that time, at least one of Deerfield Special Situations Fund, L.P. or Deerfield Special Situations International Master Fund, L.P., if either of such entities is a holder at that time, at least one fund managed by QVT Financial LP, if any is a holder at that time, and Perceptive Life Sciences Master Fund LTD, if it is a holder at that time.

(c) If any provision contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.  The Parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

(d) This Agreement and any document, certificate or statement delivered pursuant thereto or in connection therewith shall be considered to have been relied upon by the Parties and shall survive the execution and delivery of this Agreement regardless of any investigation made by any other Party or on its behalf, and shall continue in force until the Obligations shall have been fully paid, and Secured Party shall not be deemed to have waived, by reason of purchasing the Notes, any default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that the Secured Party may have had notice or knowledge that such representation or warranty was false or misleading on the date hereof.

(e) Neither the failure of, nor any delay on the part of, any Party in exercising any right, power or privilege hereunder, or under any agreement, document or instrument mentioned herein, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder, or under any agreement, document or instrument mentioned herein, preclude other or further exercise thereof or the exercise of any other right, power or privilege; nor shall any waiver of any right, power, privilege or default hereunder, or under any agreement, document or instrument mentioned herein, constitute a waiver of any other right, power, privilege or default or constitute a waiver of any default of the same or of any other term or provision.  No course of dealing and no delay in exercising, or omission to exercise, any right, power or remedy accruing to the Secured Party upon any default under this Agreement, or any other agreement shall impair any such right, power or remedy or be construed to be a waiver thereof or an acquiescence therein; nor shall the action of the Secured Party in respect of any such default, or any acquiescence by it therein, affect or impair any right, power or remedy of the Secured Party in respect of any other default.  All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

OBLIGOR: TENGION, INC. By: /s/ A. Brian Davis Name: A. Brian Davis Title: Chief Financial Officer and Vice President, Finance

[Security Agreement Signature Page]

SECURED PARTY: By: /s/ Peter Kolchinsky Name: Peter Kolchinsky Title: Manager

[Security Agreement Signature Page]

SECURED PARTY:

By:  /s/ Geoffrey D. Keegan
Name:  Geoffrey D. Keegan
Title:    Investment Manager, DUMAC, Inc.

By:  /s/ Jannine Lall
Name:  Jannine Lall
Title:    Assistant Treasurer, DUMAC, Inc.

[Security Agreement Signature Page]

SECURED PARTY:

DEERFIELD SPECIAL SITUATIONS FUND, L.P.
By:  Deerfield Mgmt, L.P., General Partner
By:  J.E. Flynn Capital LLC, General Partner

By:  /s/ James E. Flynn
Name:  James E. Flynn
Title:    President

DEERFIELD SPECIAL SITUATIONS
INTERNATIONAL MASTER FUND, L.P.
By:  Deerfield Mgmt, L.P., General Partner
By:  J.E. Flynn Capital LLC, General Partner

By:  /s/ James E. Flynn
Name:  James E. Flynn
Title:    President

[Security Agreement Signature Page]

SECURED PARTY:

PERCEPTIVE LIFE SCIENCES MASTER FUND LTD

By: /s/ James Mannix
Name:  James Mannix
Title:    COO

[Security Agreement Signature Page]

SECURED PARTY:  Quintessence Fund L.P., by its
general partner, QVT Associates GP LLC

By: /s/ Keith Manchester
Name:  Keith Manchester
Title:    Authorized Signatory

[Security Agreement Signature Page]

SECURED PARTY:  QVT Fund V LP, by its general
partner, QVT Associates GP LLC

By: /s/ Keith Manchester
Name:  Keith Manchester
Title:    Authorized Signatory

[Security Agreement Signature Page]

SECURED PARTY:  QVT Fund IV LP, by its general
partner, QVT Associates GP LLC

By: /s/ Keith Manchester
Name:  Keith Manchester
Title:    Authorized Signatory

[Security Agreement Signature Page]

SECURED PARTY:  Sabby Healthcare Volatility Master Fund, Ltd.

By: /s/ Robert Grundstein
Name:  Robert Grundstein
Title:    COO of Secured Party’s Investment Manager

[Security Agreement Signature Page]

SECURED PARTY:  Sabby Volatility Warrant Master Fund, Ltd.

By: /s/ Robert Grundstein
Name:  Robert Grundstein
Title:    COO of Secured Party’s Investment Manager

[Security Agreement Signature Page]

SECURED PARTY:

HEALTHCAP IV LP
by HealthCap IV GP SA

By: /s/ Peder Fredrikson
Name:  Peder Fredrikson
Title:    President

[Security Agreement Signature Page]

SECURED PARTY:

HEALTHCAP IV Bis LP
by HealthCap IV GP SA

By: /s/ Peder Fredrikson
Name:  Peder Fredrikson
Title:    President

[Security Agreement Signature Page]

SECURED PARTY:
HealthCap IV KB
by HealthCap IV GP AB

By: /s/ Staffan Lindstrand
Name:  Staffan Lindstrand
Title:    Partner

By: /s/ Anki Forsberg
Name:  Anki Forsberg
Title:    Partner

[Security Agreement Signature Page]

SECURED PARTY:

Odlander, Fredrikson & Co AB as a member and on
behalf of all members, if any, of OFCO Club IV

By: /s/ Staffan Lindstrand
Name:  Staffan Lindstrand
Title:    Partner

By: /s/ Anki Forsberg
Name:  Anki Forsberg
Title:    Partner

[Security Agreement Signature Page]

SECURED PARTY:

By: /s/ Carl Goldfischer, MD
Name:  Carl Goldfischer, MD
Title:    Manager and Managing Director

[Security Agreement Signature Page]

SECURED PARTY:

By: /s/ Carl Goldfischer, MD
Name:  Carl Goldfischer, MD
Title:    Manager and Managing Director

[Security Agreement Signature Page]

SECURED PARTY:  Empery Asset Master, Ltd
By:  Empery Asset Management, LP, its authorized agent
By:  Empery AM GP, LLC

By: /s/ Ryan M. Lane
Name:  Ryan M. Lane
Title:    Managing Member

[Security Agreement Signature Page]

SECURED PARTY:  Hartz Capital Investments, LLC
By:  Empery Asset Management, LP, its authorized agent
By:  Empery AM GP, LLC

By: /s/ Ryan M. Lane
Name:  Ryan M. Lane
Title:    Managing Member

[Security Agreement Signature Page]

SECURED PARTY:  Capital Ventures International
By:  Heights Capital Management, Inc.
its authorized agent

By: /s/ Martin Kobinger
Name:  Martin Kobinger
Title:    Investment Manager

[Security Agreement Signature Page]

SECURED PARTY:  Midsummer Small Cap Master, Ltd.

By: /s/ Joshua Thomas
Name:  Joshua Thomas
Title:    Authorized Signatory

[Security Agreement Signature Page]

SECURED PARTY:
HUDSON BAY MASTER FUND LTD.

By: /s/ George Antonopoulos
Name:  George Antonopoulos
Title:    Authorized Signatory

[Security Agreement Signature Page]

SECURED PARTY:
Opus Point Healthcare Innovations Fund, LP

By: /s/ Michael S. Weiss
Name:  Michael S. Weiss
Title:    Manager

[Security Agreement Signature Page]